                                    MASTR 03-7                  30 year  5.5's        Date:07/22/2003   11:48:24

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 UBS Investment Bank               |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I: 350- 765  II:   0-   0  III:   0-   0

 Closing Date: 7/30/2003           |WHOLE  30 year  Pricing Speed: 325 PSA               |PacI %: 65.76  Indices:  1ML  1.030

 First Pay: 8/25/2003              |WAC:5.76   WAM:358.00                                |

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Tranche                              Coupon          Payment      Aver.  Dur   Tx    Spread    Yield     Price      Description                                               Day      Deal%

Name      Bal(MM)                                  Window        Life     Yr    bp                                  %                                                                            Del

4A35        30,879,000        1.43000       8/03 - 3/09       2.80           -2                                                                                                                     0       7.27

4A37        2,000,000          1.43000       3/09 - 3/20       6.56           -2                                                                                                                     0       0.47

4A36        32,879,000        6.07000       8/03 - 3/20       3.03           -2                                                   "   7.100 +  -1.000 * 1ML cap:  7.1000             7.74

4A38        50,818,800        3.75000       8/03 - 3/20       3.03           -2                                                                                                                      24    11.96

4A45        42,594,600        1.48000       8/03 - 3/20       3.03           -2                                                   " 1ML + 0.450000 cap: 8.000000              0      10.02

4A46        42,594,600         6.52000       8/03 - 3/20      3.03           -2                                                   "   7.550 +  -1.000 * 1ML cap:  7.5500              10.02

4A32       153,179,600        4.50000       8/03 - 3/20      3.03           -2                                                                                                                      24     36.04

DCX1      34,371,000         5.25000       8/03 - 3/11       6.13           -2                                                                                                                     24      8.09

4A39       11,433,100          1.68000       8/03 - 3/11       6.13           -2                                                  " 1ML + 0.650000 cap: 7.500000              0       2.69

4A40       4,899,900            13.58000     8/03 - 3/11       6.13           -2                                                  "  15.983 +  -2.333 * 1ML cap: 15.9830            1.15

DCX2      41,601,000         5.25000       3/11 - 11/16      9.94          -2                                                                                                                      24     9.79

4A41       14,673,750          2.53000       3/11 - 11/16     9.94           -2                                                  " 1ML + 1.500000 cap: 7.000000               0      3.45

4A42       4,891,250            13.41000     3/11 - 11/16     9.94           -2                                                 "  16.500 +  -3.000 * 1ML cap: 16.5000              1.15

4A43       9,440,501            5.25000       11/16 - 5/33     16.95         -2                                                                                                                        24   2.22

4A44       11,000,000.29     5.25000       7/08 - 5/33        9.64          -2                                                                                                                        24   2.59

SUB4      12,328,196.04     5.25000       8/03 - 5/33        9.98          -2                                                                                                                        24   2.90

DAX       5,181,532.46        5.25000      8/03 - 5/33        5.30          -2                                                                                                                        24   1.22

DPO        889,302.67           0.00000      8/03 - 5/33        5.27           5                                                                                                                        24   0.21

Paydown Rules:

Allocate Accrual amount of 4A43 in the following order of priority:

a.  Pay the following bonds to their Aggregate Schedule Balance:

1) Pay DCX1, 4A39, 4A40, pro-rata, until retired;

2) Pay DCX2, 4A41, 4A42, pro-rata, to their Schedule Balance;

b. Pay 4A43, until retired;

1. Pay the following bonds to their Aggregate Schedule Balances:

a. 88.2353151657% to 4A45, 4A32, 4A38, pro-rata, until retired;

b. 11.7646848343% to 4A35 and 4A37, in that order, until retired;

2. Allocate 91.686223% in the following order:

a. Pay the following bonds to their Aggregate Schedule Balance:

1) Pay DCX1, 4A39, 4A40, pro-rata, until retired;

2) Pay DCX2, 4A41, 4A42, pro-rata, until retired;

b. Pay 4A43, until retired;

c.  Pay the bonds in step 2.a.1), but without regard to their Aggregate Schedule Balances;

   Allocate 8.313777% to 4A44, until retired;

3. Pay bonds in step 1. , but without regard to their aggregate schedule balances;

SUB will follow the regular shifting interes;

balance(4A36) = balance(4A37) + balance(4A35);

balance(4A47) = balance(4A46);

balance(4A46) = balance(4A45);

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 Tot:  17    425,000,000      5.30302               5.68   1.66           -599.7439  47.11

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                      Collateral

 Type  Balance            Coupon   Prepay     WAM   Age    WAC

 WHOLE      347,186,016   5.583    PSA   325  358    1      5.834

 WHOLE       77,813,984   5.190    PSA   325  358    1      5.440

 # 2        425,000,000   5.511               358.0 1.0

  The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.